Exhibit 10.3

Execution Copy

The Dow Chemical Company
2030 Dow Center
Midland, Michigan 48674

March 9, 2009

The Trusts (as defined in the Investment Agreement)

Haas Trust Office
1717 Arch St., 14th Floor
Philadelphia, PA 19103
Attn:	Dr. Janet Haas,
Executive Trust Advisor

Wachovia Bank, N.A., as Trustee
Calibre
1500 Market Street, PA 4394
Philadelphia, PA 19102
Attn:  Jason Davis and Jack Ginter

Letter Agreement

In consideration of you entering into the Investment Agreement dated as of March 9, 2009 (the “Investment Agreement”), among The Dow Chemical Company (“Parent”) and the Investors named therein (the “Investors”), Parent and Ramses Acquisition Corp. (“Ramses”) hereby agree with you to use their respective best efforts to consummate by April 1, 2009, the merger (the “Merger”) in accordance with the terms and conditions of the Agreement and Plan of Merger dated as of July 10, 2008 (the “Merger Agreement”), among the Company, Ramses and Rohm and Haas Company, including, without limitation, using best efforts to cause the lenders party to the Term Loan Agreement (the “Term Loan Agreement”) dated as of September 8, 2008, as amended as of March 4, 2009 to provide funds necessary to consummate the Merger and, if for any reasons such funds shall not be available or are insufficient in amount, arrange for such additional or substitute funding as may be necessary to do so.

In addition to and without limiting the foregoing, Parent and Ramses hereby agree with you to consummate by April 1, 2009 the Merger, subject only to (a) the condition set forth in Section 6.1(b) of the Merger Agreement, (b) the condition set forth in Section 6.3(b) insofar as it relates to compliance on and after the date hereof by the Company with any covenants contained in the Merger Agreement that by their terms contemplate performance on or after the date hereof and (c) the condition that each of the Investors fund its obligations under Sections 1.01 and 1.03 of the Investment Agreement.

The liability of Parent and Ramses for any breach of the second paragraph of this letter agreement shall not exceed $1,000,000,000.  In addition, neither Parent nor Ramses shall have any liability under the second paragraph of this letter agreement in the event that (x) funds are not made available under the Term Loan Agreement because either (A) one or more of the conditions contained in the Merger Agreement to Parent’s obligations to consummate the Merger is not satisfied or waived and one or more of the banks assert that such failure of such conditions relieves such bank or banks of their obligations under the Term Loan Agreement to fund loans or (B) such banks fail to fund in violation of the Term Loan Agreement or (y) any of the banks with the four largest funding commitments under the Term Loan Agreement files for bankruptcy or becomes subject to similar proceedings and the trustee in bankruptcy (or comparable entity) rejects the obligation of such bank under the Term Loan Agreement to fund loans, so long as in the case of either clause (x)(B) or clause (y) Parent and Ramses have complied with their obligations under the first paragraph of this letter agreement.

Nothing in this letter agreement shall prevent the Trusts from pursuing whatever remedies that they may have under the Voting Agreement dated as of July 10, 2008 (the “Voting Agreement”), among Parent, Rohm and Haas Company and the Trusts; provided that the Trusts may not maintain an action to recover damages under both the second paragraph of this letter agreement and the Voting Agreement and, in the event the Trusts commence a legal action to recover damages under the Voting Agreement, Parent and Ramses shall have no further liability under the second paragraph of this letter agreement.

This letter agreement may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto.  This letter agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement.  Delivery of an executed counterpart of a signature page of this letter agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this letter agreement.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.  The parties hereto agree that any dispute arising out of this agreement shall be litigated exclusively in the Court of Chancery of the State of Delaware.

[Remainder of page intentionally left blank]

If the foregoing is in accordance with your understanding, please sign and return to the undersigned the enclosed copy of this letter.

Very truly yours,

THE DOW CHEMICAL COMPANY,

by
/s/ ANDREW N. LIVERIS
Name: Andrew N. Liveris
Title: Chief Executive Officer

RAMSES ACQUISITION CORP.,

by
/s/ ERIC P. BLACKHURST
Name: Eric P. Blackhurst
Title: Vice President and Secretary

[Signature Page to Letter Agreement (Trusts)]

Agreed to and accepted as of the date first written above:

THE FIRST 1945 TRUST THE SECOND 1945 TRUST THE 1955 TRUST THE 1956 TRUST

by
/s/ JOHN C. HAAS
Name: John C. Haas
Title: Trustee

/s/ JOHN OTTO HAAS
Name: John Otto Haas
Title: Trustee

/s/ THOMAS WILLAMAN HAAS
Name: Thomas Willaman Haas
Title: Trustee

/s/ WILLIAM DAVID HAAS
Name: William David Haas
Title: Trustee

WACHOVIA BANK, N.A., as Trustee

by
/s/ JOHN A. GINTER
Name: John A. Ginter
Title: Senior Vice President

[Signature Page to Letter Agreement (Trusts)]

1961 TRUST A

by
/s. CAROLE HAAS GRAVAGNO
Name: Carole Haas Gravagno
Title: Trustee

/s/ JOHN OTTO HAAS
Name: John Otto Haas
Title: Trustee

/s/ THOMAS WILLAMAN HAAS
Name: Thomas Willaman Haas
Title: Trustee

/s/ WILLIAM DAVID HAAS
Name: William David Haas
Title: Trustee

[Signature Page to Letter Agreement (Trusts)]

1961 TRUST B

by
/s/ JOHN C. HAAS
Name: John C. Haas
Title: Trustee

/s/ DAVID W. HAAS
Name: David W. Haas
Title: Trustee

/s/ LEONARD C. HAAS
Name: Leonard C. Haas
Title: Trustee

/s/ FREDERICK R. HAAS
Name: Frederick R. Haas
Title: Trustee

 [Signature Page to Letter Agreement (Trusts)]